Segment information	12 Months Ended
Dec. 31, 2024
Segment information
Segment information

5.Segment information

The chief operating decision maker has been identified as the Chief Executive Officer (“CEO”). The CEO makes decisions with respect to allocation of resources and assesses performance of the Group. The Group is organized and operates in one single operating segment focused on the mining and production of copper and silver from the CSA mine. As such the performance of the Group is assessed and managed in totality.

The CEO primarily uses a measure of adjusted earnings before interest, tax, depreciation and amortization (see Adjusted EBITDA below) to assess the performance of the Group. The CEO also receives information about the Group's revenue on a monthly basis. Information about the Group's revenue is disclosed in Note 6.

Adjusted EBITDA

Adjusted EBITDA excludes the effects of significant items of income and expenditure which might have an impact on the quality of earnings such as restructuring costs, legal expenses and impairments where the impairment is the result of an isolated, non - recurring event. It also excludes the effects of equity - settled share - based payments and unrealized gains or losses on financial instruments.

Adjusted EBITDA reconciles to loss after tax as follows:

	Year ended 31 December
US$thousand	2024	2023	2022

Loss after tax	(81,687)	(144,554)	(24,970)
Income tax expense/(benefit)	2,717	(15,006)	—
Net finance costs	75,363	37,355	16,481
Net change in fair value of financial instruments	80,646	47,257	1,484
Operating profit / (loss)	77,039	(74,948)	(9,973)
Depreciation and amortization	78,360	46,659	—
Organizational restructuring expenses	1,148	10,700	—
IPO and transaction costs[1]	4,215	61,152	7,521
Other significant discretionary expenses[2]	7,638	1,032	—
Adjusted EBITDA	168,400	44,595	(2,452)

[1] related to the acquisition of the CSA Copper Mine and the ASX IPO costs

[2] includes discretionary bonuses